Significant events	6 Months Ended
Jun. 30, 2022
Significant Events [Abstract]
Significant events	Significant events
In January 2022, Euronav took delivery of two newbuilding Suezmaxes, Cedar (2022 – 157,310 dwt) and Cyprus (2022 – 157,310 dwt), which have been purchased in February 2021.
The VLCCs Nucleus, Neptun and Navarin have been redelivered in the first quarter of 2022. Under the leaseback agreement there was a seller's credit of USD 4.5 million per vessel (see Note 12). A capital gain related to the seller's credits of USD 13.5 million has been recorded in the first quarter of 2022.
On March 18, 2022, the Financial Supervisory Authority of Norway has approved the base prospectus with appendices prepared by Euronav Luxembourg S.A. (“Euronav Luxembourg”) in connection with the listing on the Oslo Stock Exchange of Euronav Luxembourg’s USD 200 million senior unsecured bonds, due September 2026. The USD 200 million senior unsecured bonds, issued by Euronav Luxembourg and guaranteed by the Company, are listed on the Oslo Stock Exchange as of March 22, 2022.
On April 7, 2022 the Company announced that Euronav and Frontline Ltd. ("Frontline") have signed a term sheet that has been unanimously approved by their Supervisory Board and Board of Directors, respectively, on a potential stock-for-stock combination between the two companies, based on an exchange ratio of 1.45 Frontline ("FRO") shares for every Euronav ("EURN") share resulting in Euronav and Frontline shareholders owning approximately 59% and 41%, respectively, of the combined group. The combination remains subject to agreement on a transaction structure, confirmatory due diligence, agreement on the terms and conditions of the potential combination agreement, applicable board, shareholder, customer, lender and/or regulatory approvals, employee consultations and other customary completion conditions.
On April 26, 2022, Euronav announced that it has sold the Suezmax Bari (2005 – 159,186 dwt) for USD 21.5 million. A capital gain on the sale of approximately USD 6.6 million has been recorded in the second quarter in the joint venture company. The vessel has been delivered to her new owners on April 21, 2022.
On April 29, 2022, Euronav announced that it has purchased two eco-VLCCs, the Chelsea (renamed Dalis) (2020 – 299,995 dwt) and the Ghillie (renamed Derius) (2019 – 297,750 dwt), for USD 179 million in total in cash. They are sisters of our D-class vessels (Delos, (2021 – 300,200 dwt), Diodorus (2021 – 300,200 dwt), Doris (2021 – 300,200 dwt) and Dickens (2021 – 299,550 dwt)). These vessels were all built in Korea at DSME, are fitted with scrubbers and are the latest generation of ecotype VLCC.
In parallel to this transaction, Euronav has sold four older S-class VLCCs for an en-bloc price of USD 198 million. The four vessels are the Sandra (2011 – 323,527 dwt), Sara (2011 – 322,000 dwt), Simone (2012 – 315,988 dwt) and the Sonia (2012 – 314,000 dwt). All four vessels are non-eco VLCCs with significant higher consumptions and carbon footprint than modern eco-VLCCs. A net capital gain of approximately USD 1.4 million has been recorded in the second quarter of 2022. The VLCCs Sandra, Sara and Sonia have been delivered to their new owners in the second quarter of 2022. The VLCC Simone will be delivered in the course of the second half year 2022.
On June 7, 2022, Euronav announced that it has become the full owner of the FSO platform as previously held in its 50-50 joint venture with International Seaways, Inc. (“INSW”). The two converted ULCCs, the FSO Asia and FSO Africa, were purchased based on a valuation of USD 300 million in total (i.e. USD 150 million for 50%). Net of adjustments for working capital and debt, Euronav paid approximately USD 140 million in cash for the purchase (see Note 5). The existing 50% in TI Africa Ltd. and TI Asia Ltd. is removed from the balance sheet at its carrying amount (USD 80.6 million) at June 7, 2022 (see Note 24). This amount was equal to 50% of the net assets acquired. Euronav assumed 50% of the total shareholder loan in TI Africa Ltd. and repaid it to INSW for an amount of USD 10.2 million. For the additional acquired 50%, more was paid (USD 49.1 million). Part of this additional price paid relates to an intangible asset which is the customer contract with NOC for the service part, i.e. recharge of opex, maintenance and crew (see Note 13). All remaining current and non-current assets and liabilities of TI Africa Ltd. and TI Asia Ltd. were integrated on a 100% basis.
On June 13, 2022, Euronav announced that it has sold its two oldest Suezmax vessels: the Cap Pierre (2004 - 159,048 dwt) and the Cap Leon (2003 - 159,048 dwt). The combined capital gain realized on these sales amounts to USD 18.4 million and has been recorded in the second quarter. The vessels have been delivered to their new owners on April 28, 2022 and June 30, 2022 respectively.
The invasion and subsequent war between Russia and Ukraine is impacting our business in the following areas:
a.Freight rates – due to the self-sanctioning being performed by oil traders, refiners, and shippers of Russian petroleum products, the market evolved towards longer tonnage and shorter cargoes. Short terms this has put pressure on freight rates in the VLCC and Suezmax segments as there were more ships than cargoes available in the market. However we notice that ton miles are increasing due to the adjustment of trade flows to compensate refineries and markets for the lack of Russian oil flows. There has also been an increase in a sanction fleet tonnage to move the required Russian oil cargoes from the west to markets in the east. The Company has suspended its operations with Russian customers, which represents an insignificant portion of the Company’s turnover (below 5%).
b.Bunker Fuel Cost – due to the risk within the market, and the self-sanctioning of Russian oil flows, the price of marine fuels has increased and was high during the second quarter. This is due to Russia supplying bunker markets with 20% of the global fuel demand in HSFO, VLSFO and MGO markets. These price increases have negatively impacted the cost structure of the vessels, making it more expensive to ship freight on long haul voyages. The spread between HSFO and VLSFO was at a high level pre-invasion, but has begun to correct as the removal of Russian origin HSFO from the market has begun to tighten up supplies in Europe and in the Mediterranean.
c.Cybersecurity risks have increased and the Company took additional measures.
d.Crew issues – as we do have more or less 200 officers and crew that are from Russia (1/3) and Ukraine (2/3) , the Company has supported the respective crew and their families as much as possible. We have no mixed teams on board of our fleet.
e.Going forward, it remains difficult to estimate the future impact of this war situation in the economies where we are active, and hence difficult to quantify the impact these factors might have on our financial results.